UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant [  ]

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[ ]	Soliciting Material Pursuant to § 240.14a-12

PRINCIPAL REAL ESTATE INCOME FUND

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PRINCIPAL REAL ESTATE INCOME FUND

(the “Fund”)

1290 Broadway, Suite 1000

Denver, Colorado 80203

(855) 838-9485

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2023 AT 10:00 A.M. MOUNTAIN TIME

To the Shareholders of the Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held as a telephone conference call meeting at which no one will be allowed to attend in person, on Wednesday, April 12, 2023, at 10:00 a.m. Mountain Time, for the following purposes:

1.	To elect one Trustee;

2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

Shareholders of record at the close of business on February 3, 2023 are entitled to a notice of and to vote at the Meeting and any adjournments thereof.

We will be hosting this year’s Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on April 3, 2023 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET, BY TELEPHONE OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Principal Real Estate Income Fund

Kathryn Burns
President

February 17, 2023

The Meeting is important. Kindly indicate your vote as to the items to be discussed at the meeting by following the instructions in the attached proxy card or the voting instruction form. You may still attend the Meeting, even if you vote your shares beforehand.

PRINCIPAL REAL ESTATE INCOME FUND

(the “Fund”)

1290 Broadway, Suite 1000

Denver, Colorado 80203

(855) 838-9485

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund (the “Board of Trustees”) for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held as a telephone conference call meeting at which no one will be allowed to attend in person on Wednesday, April 12, 2023, at 10:00 a.m. Mountain Time and at any adjournments thereof.

We will be hosting this year’s Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on April 3, 2023 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. Eastern Time on April 3, 2023. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

This Proxy Statement was first mailed to shareholders on or about February 17, 2023.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of DST Systems, Inc. (“DST”), the Fund’s transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, and affiliates of DST, ALPS or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Common Shares (as defined below). In addition, the Fund has engaged Computershare Fund Services (“Computershare”) to assist in the proxy effort for the Fund. Under the terms of the engagement, Computershare will be providing a web site for the dissemination of these proxy materials and tabulation services.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON WEDNESDAY, APRIL 12, 2023, AT 10:00 A.M. MOUNTAIN TIME

THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2022, AND THE PROXY MATERIALS, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1000, DENVER, COLORADO 80203, BY CALLING THE FUND AT (855) 838-9485, BY THE INTERNET AT WWW.PRINCIPALCEF.COM. SHAREHOLDERS ARE ENCOURAGED TO REVIEW THESE MATERIALS BEFORE VOTING. REQUESTS FOR ANY COPIES OF THE PROXY MATERIALS SHOULD BE MADE BY NO LATER THAN MARCH 24, 2023 TO HELP ENSURE TIMELY DELIVERY.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, and if you give no instructions on the proxy card, then the Common Shares represented thereby will be voted “FOR” the proposals listed in the accompanying Notice of Annual Meeting of Shareholders and will be voted in the discretion of the proxy holders as to any other matters that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares via telephone or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The holders of thirty-three and one third (33 1/3) percent of the outstanding Common Shares on the record date present via telephone or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for the Meeting will require the affirmative vote of a majority of those Common Shares present at the Meeting via telephone or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

Eligibility to Vote

At the close of business on February 3, 2023 (the “Record Date”), only shareholders of record are entitled to receive notice of the Meeting and to vote those Common Shares for which they are the record owners, at either the Meeting or any adjournment or postponement thereof.

Shares Entitled to Vote

The Fund has one class of capital stock: common shares of beneficial interest, no par value per share (“Common Shares”). As of the Record Date, the Fund had 6,765,475 Common Shares outstanding.

Number of Votes per Common Share

The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

PROPOSAL 1

ELECTION OF NOMINEES TO

THE FUND’S BOARD OF TRUSTEES

Nominees for the Fund’s Board of Trustees

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below is the nominee for the Board of Trustees, who has been nominated by the Board of Trustees for election to a three-year term to expire at the Fund’s 2026 Annual Meeting of Shareholders or until their successor is duly elected and qualified.

Proposal	Class	Expiration of Term if Elected
Trustee Nominee
Jerry Rutledge	Class I	2026 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. The nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. However, if a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Trustee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted their consideration as a Trustee candidate to the Board of Trustees, which is structured as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

Rick A. Pederson – Mr. Pederson has served as a Trustee of the Fund since April 2013. He currently serves on the Fund’s Qualified Legal Compliance Committee, Nominating and Corporate Governance Committee and on the Audit Committee. Mr. Pederson has been a long-time manager of private equity and real estate investment funds, and has served on the boards of several private companies and not-for-profit entities. He was selected to serve as a Trustee of the Fund based on his business and financial services experience.

Jerry G. Rutledge – Mr. Rutledge has been a Trustee of the Fund since April 2013. He currently serves on the Fund’s Qualified Legal Compliance Committee, Nominating and Corporate Governance Committee and on the Audit Committee. Mr. Rutledge is the President and owner of Rutledge’s Inc., an upscale men’s clothing store, which he opened in 1967. Mr. Rutledge has over 50 years of business experience. He served on the University of Colorado Board of Regents from 1995 to 2007. Mr. Rutledge also served as a Director of the American National Bank until 2009. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Fund based on his business experience.

Ernest J. Scalberg – Dr. Scalberg has served as a Trustee of the Fund since April 2013 and Chairman of the Fund since 2017. He also serves on the Fund’s Qualified Legal Compliance Committee, Nominating and Corporate Governance Committee and on the Audit Committee and has been designated by the Board of Trustees as an ‘‘audit committee financial expert,’’ as defined in SEC rules. Currently retired, Dr. Scalberg served most recently as a Research Professor and Director of the GLOBE Center at the Monterey Institute of International Studies until 2014. Previously, Dr. Scalberg was Associate Vice President for External Programs and Dean of the Fisher Graduate School of International Business at the Monterey Institute of International Studies from 2001 to 2009, and was the Dean of the Graduate School of Business Administration and Dean of Faculty of the Schools of Business at Fordham University from 1994 to 2001. In the 1980s, Dr. Scalberg established UCLA’s Executive MBA Program and a new style of MBA program for the fully employed professional. In 1990, he moved to Hong Kong, where for three years he worked to create a new school of business at the Hong Kong University of Science and Technology, in a partnership between UCLA and the Hong Kong government. Dr. Scalberg currently serves on the Board of Trustees, and on the Audit and Nominating Committees of The Select Sector SPDR Trust. Dr. Scalberg also has served on the boards of numerous non-profit organizations from 1974 to the present, and was the Chairman of the Board of the Foundation of the International University in Geneva, Switzerland and currently serves as Trustee, Southern Oregon University Foundation. He was selected to serve as a Trustee of the Fund based on his business and finance experience.

Jeremy Held – Mr. Held has served as a Trustee of the Fund since December 2017. He currently serves on the Fund’s Nominating and Corporate Governance Committee and on the Audit Committee. Mr. Held is responsible for helping guide the strategic direction of Bow River’s registered asset management business including investment oversight, research and product development. Prior to joining Bow River Capital, Mr. Held was the Chief Investment Officer (“CIO”) at ALPS Advisors, Inc., a Denver-based asset manager that specializes in real assets and alternative investments. Mr. Held began his career at ALPS in 1996 and led a variety of business initiatives over two decades, including the launch of the firm’s asset management business in 2007. As CIO, Mr. Held was responsible for all aspects of the ALPS Asset Management business and ultimately helped it grow to more than $20 billion in assets under management. Mr. Held graduated from the University of Colorado with a degree in International Business. He is a CFA® charter holder and is a member of the CFA Society of Denver. He is a member of the Board of Directors of Habitat for Humanity of Metro Denver. He was selected to serve as a Trustee of the Fund based on his business, financial services and investment management experience.

Kathryn Burns – Ms. Burns has served as an Interested Trustee of the Fund since April 2022. Ms. Burns joined SS&C | ALPS in April 2013 and currently serves as Vice President, Director of Fund Operations for SS&C | ALPS Advisors, Inc. Prior to June 2018, Ms. Burns served as Vice President and Fund Controller on the Fund Administration Team at SS&C | ALPS Fund Services. In addition to her experience at SS&C | ALPS, Ms. Burns has six years of fund administration and compliance experience at Old Mutual Capital, a registered investment adviser to U.S. based mutual funds; and seven years of assurance, client service and technical experience at PricewaterhouseCoopers LLP performing audits and other attestation services for public and non-public clients within the investment management industry. At Old Mutual Capital, Ms. Burns served as the Regulatory Reporting Manager and as Assistant Treasurer for the Old Mutual Funds. In addition to her reporting responsibilities, Ms. Burns served as Vice President and Chief Compliance Officer for both Old Mutual Capital and the Old Mutual Funds for two years. Prior to joining Old Mutual, Ms. Burns was an audit manager in the financial services practice of PricewaterhouseCoopers LLP. Ms. Burns has over twenty years of experience in the financial services industry, holds a BBA in Accounting from St. Norbert College and is a Certified Public Accountant licensed in the state of Colorado. She was selected to serve as a Trustee of the Fund based on her business, financial services and investment management experience.

Ms. Burns currently serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund and as Treasurer of ALPS ETF Trust.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees is provided in the table below.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Rick A. Pederson (1952)	Trustee	Term expires in 2024. Has served since April 2013.	Chief Strategy Officer, Bow River Capital (2003 – present); Board Member, Kivu Consulting (2018-2022); Advisory Board Member, Citywide Banks (2017-present); Board Member, Strong-Bridge Consulting, (2015 – 2019); Board Member, IRI/ODMS Holdings LLC, (2017 – 2019); Trustee, National Western Stock Show (2010 – present); Director, History Colorado (2015-2019); Trustee, Boettcher Foundation, (2018 – present).	24	Segall Bryant & Hamill Trust (14 funds); ALPS ETF Trust (23 funds).

Jerry G. Rutledge (1944)	Trustee	Term expires in 2023. Has served since April 2013.	President and owner of Rutledge’s Inc. (retail clothing business); Regent of the University of Colorado (1994 – 2007); Director, University of Colorado Hospital (2007 – 2017).	9	Clough Global Allocation Funds (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Financial Investors Trust (29 funds).
Ernest J. Scalberg (1945)	Chairman and Trustee	Term expires in 2025. Has served as Trustee since April 2013. Has served as Chairman since July 2017.	Formerly the Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 – 2014); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 – 2009); Past Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland (2009 – 2019); and currently serves as Trustee, Southern Oregon University Foundation.	1	The Select Sector SPDR Trust (11 funds) 1998 -2021.
Jeremy Held (1974)	Trustee	Term expires in 2024. Has served since December 2017.	Mr. Held serves as a Managing Director at Bow River Capital Partners (private equity management) since September 2019. Prior to his current role, Mr. Held held several positions at ALPS Advisors, Inc. (“AAI”), most recently as Senior Vice President, Director of Research of AAI (1996 – 2019).	1	Bow River Capital Evergreen Fund (1 fund)

INTERESTED TRUSTEE(3) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Kathryn Burns (1976)	Trustee and President	Term expires in 2025 Has served as President since September 2019. Has served as Trustee since January 2022	Ms. Burns is Vice President, Director of Fund Operations of AAI (since 2018). Ms. Burns served as the Fund’s Treasurer from September 2018 until September 2019. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Because of her position with AAI, Ms. Burns is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Burns is also Treasurer of ALPS ETF Trust and President of ALPS Variable Investment Trust. From June 2018 to November 2021 she also served as Treasurer of Boulder Growth & Income Fund, Inc. From June 2019 to September 2022 she served as President of River North Opportunities Fund, Inc.	8	ALPS Variable Investment Trust (7 funds).

Matthew Sutula (1985)	Chief Compliance Officer (“CCO”)	Has served since December 2019.	Mr. Sutula previously served as the Fund’s interim Chief Compliance Officer from September 2019 to December 2019. Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Because of his position with ALPS, Mr. Sutula is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Sutula is also Chief Compliance Officer of ALPS ETF Trust, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he also served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.	N/A	N/A
Erich Rettinger 1985	Treasurer	Has served since December 2021	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.	N/A	N/A

Nicholas Adams 1983	Secretary	Has served since December 2022.	Secretary, Clough Global Dividend and Income Fund (since July 2022); Secretary Clough Global Equity Fund (since July 2022); Secretary Clough Global Opportunities Fund (since July 2022); Secretary Clough Funds Trust (since July 2022); Principal Legal Counsel, ALPS Fund Services, Inc. (since January 2022); Prior to joining ALPS, Mr. Adams was an attorney at Arnold, Newbold, Sollars & Hollins, P.C. (2020-2022) and Stanziola Estate Law (2018-2020). And a quality assurance analyst at Empower Retirement (2014-2018). Nick received his Juris Doctor from Washburn University School of Law in 2013 and his Bachelor of Science degree from Wichita State University in 2010. Nick is member of the Missouri Bar Association and is licensed in Missouri.	N/A	N/A

(1)	The term “Fund Complex” means two or more registered investment companies that:

a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)	The numbers enclosed parenthetically represent the number of funds overseen in each directorship that the Trustee has held. Regarding ALPS ETF Trust and ALPS Variable Investment Trust, all funds are included in the total funds in the Fund Complex column. As to Financial Investors Trust, 8 funds are included in the total funds in the Fund Complex column.
(3)	“Interested Trustees” refers to those Trustees who constitute “interested persons” of a Fund as defined in the 1940 Act.
(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board of Trustees.

Beneficial Ownership of Common Shares

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for all funds overseen in a family of investment companies overseen by each Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund	Aggregate Dollar Range of Equity Securities Held in All Funds in the Family of Investment Companies
Rick A. Pederson	None	None
Jerry G. Rutledge	None	None
Ernest J. Scalberg	$10,001-$50,000	$10,001-$50,000
Jeremy Held	$10,001 - $50,000	$10,001 - $50,000
Kathryn Burns	None	None

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2022. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Ownership amount constitutes less than 1% of the total Common Shares outstanding.

Trustee Transactions with Fund Affiliates

As of December 31, 2022, none of the trustees who are not “interested persons” (as defined in the 1940 Act) (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in ALPS Advisors or Principal Real Estate Investors, LLC (the “Sub-Adviser”), or an affiliate or person directly or indirectly controlling, controlled by, or under common control with ALPS Advisors or Sub-Adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in ALPS Advisors or Sub-Adviser or any of their respective affiliates. In addition, for the fiscal year ended October 31, 2022, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which ALPS Advisors or Sub-Adviser or any of their respective affiliates was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended October 31, 2022. Officers of the Fund who are employed by ALPS or ALPS Advisors receive no compensation or expense reimbursement from the Fund or any other fund in the Fund Complex.

Name of Trustee/Nominee	Total Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees[2]	Number of Funds in Trustee’s Fund Complex
Non-Interested Trustees
Rick A. Pederson	$44,000	$171,500	24
Jerry G. Rutledge	$44,000	$238,000	9
Ernest J. Scalberg	$55,000	$55,000	1
Jeremy Held	$44,000	$44,000	1
Interested Trustee
Kathryn Burns[3]	$0	$0	8
Total	$187,000	$508,500

1.	Represents the total compensation paid to such persons by the Fund during the fiscal year ended October 31, 2022.

2.	Represents the total compensation paid to such Trustee by the Trustee’s Fund Complex during the fiscal year ended October 31, 2022. The Fund Complex for Mr. Rutledge consists of the Fund and 8 funds within the Financial Investors Trust. The Fund Complex for Mr. Pederson consists of the Fund and all funds within the ALPS ETF Trust. The Fund Complex for Dr. Scalberg and Mr. Held consists of the Fund.

3.	Kathryn Burns is a Trustee and the Principal Executive Officer of the Fund.

Each Non-Interested Trustee of the Fund receives an annual retainer of $24,000 and an additional $5,000 for attending each meeting of the Board of Trustees. In addition to the Attendance Fee, the Chairman of the Board of Trustees is paid a meeting fee of $1,500 for each meeting of the Board of Trustees and the Chairman of the Audit Committee of the Board of Trustees is paid a meeting attendance fee of $1,250 for each meeting of the Audit Committee of the Board of Trustees. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees.

During the fiscal year ended October 31, 2022, the Board of Trustees met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Leadership Structure of the Board of Trustees

The Board of Trustees, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. The Trustees also complete an annual self-assessment during which the Trustees review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Board of Trustees has appointed Dr. Scalberg, an Independent Trustee, to serve in the role of Chairman of the Board of Trustees (“Chairman”). The Chairman’s role is to preside at all meetings of the Board of Trustees and in between meetings of the Board of Trustees to generally act as the liaison between the Board of Trustees and the Fund’s officers, attorneys and various other service providers, including but not limited to ALPS and other such third parties servicing the Fund.

The Fund has three standing committees, each of which enhances the leadership structure of the Board of Trustees: the Audit Committee; the Nominating and Corporate Governance Committee; and the Qualified Legal Compliance Committee. The Audit Committee, Nominating and Corporate Governance Committee, and the Qualified Legal Compliance Committee are each chaired by, and composed of, members who are Independent Trustees.

Oversight of Risk Management

The Fund is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Trustees recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Trustees, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board of Trustees has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including ALPS, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Trustees fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (1) evaluate the operation, policies and policies of the Fund’s service providers, (2) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report and (3) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, ALPS, the Sub-Adviser or any of their affiliates. This configuration permits the Independent Trustees to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board of Trustees, its various committees and certain officers of the Fund. Furthermore, the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Trustees has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

Audit Committee Report

The Audit Committee of the Board of Trustees (“Audit Committee”) is comprised of Messrs. Pederson, Rutledge and Held and Dr. Scalberg (Chairman and Financial Expert). The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Committee Charter”) that was most recently reviewed and approved by the Audit Committee on June 13, 2022, at which time the Audit Committee determined it had no changes to recommend to the Board of Trustees. The Audit Committee Charter is available at the Fund’s website, www.principalcef.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent accountants for the Fund report directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 19, 2022, the Audit Committee reviewed and discussed with management of the Fund and the independent accountant, Cohen & Company, Ltd. (“Cohen”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2022, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and received the written disclosures and letter required by the PCAOB regarding the relationships between Cohen & Company, Ltd and the Fund and the impact that any such relationships might have on the objectivity and independence of Cohen & Company, Ltd.

As set forth above, and as more fully set forth in the Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2022.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Rick A. Pederson

Jerry G. Rutledge

Ernest J. Scalberg

Jeremy Held

December 19, 2022

The Audit Committee met three times during the fiscal year ended October 31, 2022. The Audit Committee is composed of four Independent Trustees, namely Dr. Scalberg, and Messrs. Held, Pederson and Rutledge. None of the members of the Audit Committee are “interested persons” of the Fund.

Based on the findings of the Audit Committee, the Audit Committee has determined that Dr. Scalberg is the Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Dr. Scalberg serves as the Chairman of the Audit Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Trustees (“Nominating and Corporate Governance Committee”) is comprised of Messrs. Held, Pederson and Rutledge (Chairman) and Dr. Scalberg. The Nominating and Corporate Governance Committee operates pursuant to the Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board of Trustees members in the event that a position is vacated or created. The Nominating and Corporate Governance Committee Charter is available at the Fund’s website: www.principalcef.com. The Nominating and Corporate Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders. The Nominating and Corporate Governance Committee has not adopted a formal diversity policy, but it may consider diversity of professional experience, education and skills when evaluating potential nominees for Board of Trustees membership. Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination, (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear via telephone or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of shares of the Common Shares of the Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board of Trustees, (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board of Trustees has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Common Shares or the daily quoted market price of the Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each eligible shareholder or shareholder group may submit no more than one independent trustee nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund. The Nominating and Corporate Governance Committee met two times during the fiscal year ended October 31, 2022.

Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee of the Board of Trustees (“QLCC”) is comprised of Messrs. Pederson (Chairman) and Rutledge and Dr. Scalberg. The QLCC operates pursuant to the Qualified Legal Compliance Committee Guidelines. Each member of the QLCC must be a member of the Fund’s Board of Trustees who is not employed, directly or indirectly, by the Fund and who is not an “interested person” of the Fund as defined in section 2(a)(19) of the 1940 Act. The QLCC shall consist, at a minimum, of at least three members, including at least one member of the Fund’s Audit Committee.

Among other responsibilities, the QLCC is responsible for (i) receiving reports of certain material breaches or violations of certain U.S. laws or regulations or fiduciary duties, (ii) reporting evidence of such breaches or violations to the Fund’s Principal Executive Officer (“PEO”), (iii) determining whether an investigation of such breaches or violations is required, (iv) if the QLCC determines an investigation is required, initiating such investigation, (v) at the conclusion of such investigation, recommending that the Fund implement an appropriate response to evidence of a breach or violation and (vi) informing the PEO and the Board of Trustees of the results of the investigation.

The QLCC shall meet as often as it deems necessary to perform its duties and responsibilities. The QLCC met one time during the fiscal year ended October 31, 2022.

Compensation Committee

The Fund does not have a compensation committee.

Other Board of Trustees Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders. No Trustees attended the 2022 Annual Meeting of Shareholders.

Required Vote

The presence via telephone or by proxy of one-third of the Fund’s shares that are entitled to vote constitutes a quorum.

The affirmative vote of a plurality of votes cast for the nominees by the holders entitled to vote for the particular nominee is necessary for the election of the nominees.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE TRUSTEE NOMINEES.

GENERAL INFORMATION

Independent Registered Public Accounting Firm

At the December meeting of the Board of Trustees, the Board of Trustees selected Cohen to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2023. Cohen acted as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2022. The Fund knows of no direct financial or material indirect financial interest of Cohen in the Fund. A representative of Cohen will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement if they desire to do so. A Cohen representative will also be available to respond to appropriate questions.

Principal Accounting Fees and Services

The table provided below sets forth the aggregate fees billed by Cohen for services rendered to the Fund, during the last two Fund’s fiscal years ended October 31, 2022 and October 31, 2021. The fees are for the following work:

(1)	Audit Fees for professional services provided by Cohen for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2)	Audit-Related Fees for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees;”

(3)	Tax Fees for professional services by Cohen for tax compliance, tax advice, and tax planning; and

(4)	All Other Fees for products and services provided by Cohen other than those services reported in above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

	2022	2021	Pre-Approved by Audit Committee
Audit Fee	$32,000	$33,000	Yes
Audit-Related Fees	$0	$0	N/A
Tax Fees	$4,000	$3,500	Yes
All Other Fees	$0	$0	N/A
Non-Audit Fees	$0	$0	N/A

The Fund’s Audit Committee Charter requires that the Audit Committee pre- approve or establish pre-approval policies and procedures concerning all audit and non-audit services to be provided by Cohen, the Fund’s independent registered public accounting firm. Further, the Audit Committee Charter mandates that the Audit Committee pre-approve or establish pre-approval policies and procedures concerning all permitted non-audit services to be provided by Cohen to ALPS Advisors and to entities controlling, controlled by, or under common control with ALPS Advisors and that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund. Except, however, de minimis non-audit services may, to the extent permitted by applicable law, be approved prior to completion of the audit. The Audit Committee has also established detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws. The Fund requires that the Audit Committee maintain these pre-approval policies and procedures to ensure that the provision of these services by Cohen does not impair its independence.

The following table shows the ownership as of December 31, 2022 of the Fund’s Common Shares by each Trustee and the Fund’s principal executive officer and principal financial officer (each an “Executive Officer” and together, the “Executive Officers”). Each Trustee and Executive Officer and all Trustees and Executive Officers as a group owned less than 1% of the Fund’s outstanding shares as of December 31, 2022.

Trustees & Executive Officer’s Names	Total Shares Owned and Nature of Ownership
Rick A. Pederson	None
Jerry G. Rutledge	None
Ernest J. Scalberg	3,088.821, Beneficial
Jeremy Held	2,000, Beneficial
Kathryn Burns*	None
Erich Rettinger**	None
Nicholas Adams	None
All Trustees and Executive Officers as a Group	5,088.821

*	Kathryn Burns is the Principal Executive Officer of the Fund.

**	Erich Rettinger is the Principal Financial Officer of the Fund

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, ALPS Advisors’ officers and directors, affiliated persons of ALPS Advisors’, and persons who beneficially own more than 10% of a registered class of the Fund’s Common Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed, the Fund believes that during fiscal year end on October 31, 2022, all Section 16(a) filing requirements applicable to the Fund’s officers, Trustees, ALPS Advisors’ officers and directors, affiliated persons of ALPS Advisors’ and persons who beneficially own more than 10% of the Fund’s Common Shares were complied with.

Ownership of Shares

The following chart lists each Shareholder or group of Shareholders who beneficially (or of record) owned more than 5% of the shares for the Fund as of February 3, 2023.

Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/ or investment powers, that person or entity may be presumed to control the Fund. A controlling Shareholder’s vote could have a more significant effect on matters presented to Shareholders for approval than the vote of other Fund Shareholders.

Shareholder Name and Address(1)	Number of Shares Owned	Percentages of Share Owned
Morgan Stanley 1585 Broadway New York, NY 10036	503,919(2)	7.4%(2)
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036
Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, NY 10174	363,235(3)	5.3%(3)
Boaz R. Weinstein 405 Lexington Avenue, 58th Floor New York, New York 10174
Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor New York, NY 10174

(1)	The table above shows 5% or greater shareholders’ ownership of Shares as the Record Date. The information contained in this table is based on Schedule 13G filings made on or before the Record Date.

(2)	Morgan Stanley and Morgan Stanley Smith Barney filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(3)	Saba Capital Management, L.P., Boaz R. Weinstein and Saba Capital Management GP, LLC filed their Schedule 13G jointly and did not differentiate holdings as to each reporting person.

The Investment Adviser and Administrator

ALPS Advisors, Inc. is the investment adviser for the Fund, and its business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The sub-adviser is Principal Real Estate Investors, LLC and its business address is 801 Grand Avenue, Des Moines, Iowa 50309.

ALPS is the administrator for the Fund, and its business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Other Information

Since the beginning of the Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of DST or its subsidiaries, or the Sub-Adviser or its parent or subsidiaries.

As of December 31, 2022, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of ALPS Advisors, the Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

Payment of Solicitation Expenses

The Fund will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The Fund has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of the proxy for the Fund, at an estimated cost of $10,406 plus any out-of-pocket expenses. Such expenses will be paid by the Fund. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to Shareholders.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact (855) 838-9485.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Fund’s Board of Trustees, to committees of the Board of Trustees or to specified individual Trustees in care of the Secretary of the Fund, 1290 Broadway, Suite 1000, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Submission of Certain Shareholder Proposals

To submit a shareholder proposal for the Fund’s 2024 annual meeting of shareholders, a shareholder is required to give to the Fund notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by October 21, 2023. In addition, pursuant to the Fund’s By-Laws, a shareholder is required to give to the Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2024 annual meeting no earlier than September 21, 2023, or approximately 150 days prior to the first anniversary of the date of the Fund’s proxy statement and no later than October 21, 2023, or 120 days prior to the first anniversary of the date of the Fund’s proxy statement. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2024 annual meeting, which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PRINCIPAL REAL ESTATE INCOME FUND
PO Box 43131
Providence, RI 02940-3131

# EVERY VOTE IS IMPORTANT

# EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
*available 24 hours*

**VOTE BY PHONE**
Call 1-800-337-3503
Follow the recorded instructions
*available 24 hours*

**VOTE BY MAIL**
Vote, sign and date this Proxy Card and return in the postage-paid envelope

**VOTE AT THE TELEPHONIC MEETING**
on April 12 at 10:00 a.m. Mountain Time.
Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting

**Please detach at perforation before mailing.**

**This proxy is solicited on behalf of the Board of Trustees**. The undersigned hereby appoints Kathryn Burns and Nicholas Adams and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all common shares of Principal Real Estate Income Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held as a telephone conference call meeting at which no one will be allowed to attend in person, on Wednesday, April 12, 2023 at 10:00 a.m. Mountain Time, and at any adjournments thereof. Please refer to the Proxy statement for instructions on how to participate in the telephonic meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

**This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

PGZ_33133_021323

**PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.**

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## EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
## VOTE THIS PROXY CARD TODAY!

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held as a telephone conference call only on April 12, 2023. The Proxy Statement and Proxy Card for this Meeting are available at:**
**https://www.proxy-direct.com/alp-33133**

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

**Please detach at perforation before mailing.**

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

1. Election of one Nominee for Trustee:

| | FOR | WITHHOLD |
|---|---|---|
| 01. Jerry Rutledge | ☐ | ☐ |

**B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

**Note**: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

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